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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): February 3, 1999



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                      1-13461                  76-0506313
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                         Identification Number)


        950 ECHO LANE, SUITE 350
            HOUSTON, TEXAS                                      77024
(Address of principal executive offices)                      (Zip Code)





       Registrant's telephone number, including area code: (713) 467-6268



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ITEM 5.  OTHER EVENTS

         On February 3, 1999, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), announced its financial results for the three months and year ended December 31, 1998. On February 3, 1999, the Company issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description of Exhibit

     99.1 Press Release of Group 1 Automotive, Inc. dated February 3, 1999 reporting on financial results.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 1999

                           GROUP 1 AUTOMOTIVE, INC.


                           By:     /s/ SCOTT L. THOMPSON
                               -------------------------------------------------
                               Name:   Scott L. Thompson
                               Title:  Senior Vice President -- Chief Financial
                                       Officer and Treasurer


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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                         DESCRIPTION
         ------                         -----------
          99.1      Press Release of Group 1 Automotive, Inc. dated February 3,
                    1999 reporting on financial results.